UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2004


                            CAPITAL BANK CORPORATION

             (Exact name of registrant as specified in its charter)



      North Carolina                  0-30062                 56-2101930
(State or other jurisdiction   (Commission File No.)       (I.R.S. Employer
   of incorporation)                                     Identification Number)


                               4901 Glenwood Ave.
                          Raleigh, North Carolina 27612
                    (Address of principal executive offices)

                                 (919) 645-6400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

As previously reported in the Company's Form 10-Q and 10-K filings with the Securities and Exchange Commission ("SEC"), included in the Company's loan portfolio are two loans to one customer which were impaired and had a balance as of September 30, 2004 of approximately $2.7 million. These impaired loans had a specific reserve of $825,000 as of September 30, 2004, which was included in the allowance for loan losses.

On November 10, 2004, the Company sold the impaired loans to an unrelated third party for approximately $2.1 million in cash. As a result, the Company will record a charge-off of approximately $525,000 from this sale in the fourth quarter of 2004 against the specific reserve in the allowance for loan losses. As a result of this transaction, the Company's charge-offs for the fourth quarter 2004 will be higher than previous quarters and the allowance for loan losses as a percentage of the Company's total loans is likely to decline as of December 31, 2004.

Information set forth above contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which statements represent the Company's judgment concerning the future and are subject to risks and uncertainties that could cause the Company's actual operating results to differ materially. Such forward-looking statements can be identified by the use of forward-looking terminology, such as "may", "will", "expect", "anticipate", "estimate", "believe", or "continue", or the negative thereof or other variations thereof or comparable terminology. The Company cautions that such forward-looking statements are further qualified by important factors that could cause the Company's actual operating results to differ materially from those in the forward-looking statements, as well as the factors set forth in the Company's periodic reports and other filings with the SEC.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2004

                            CAPITAL BANK CORPORATION


By:  /s/Richard W. Edwards
     -----------------------
     Richard W. Edwards
     Chief Financial Officer


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